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                               UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549




                                 FORM 8-K


                           CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


 Date of report (Date of earliest event reported): June 9, 1998

                         Tollycraft Yacht Corporation
         (Exact name of registrant as specified in its charter)

                                  Nevada
             (State or other jurisdiction of incorporation)

      0-21087                                86-0849925
(Commission File Number)           (I.R.S. Employer Identification No.)


            2200 Clinton Avenue, Kelso, Washington  98626
    (Address of principal executive offices, including Zip Code)

                            (360) 414-5910
           (Registrant's telephone number, including Area Code)


    (Former name or former address, if changed since last report)

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Item 5. Other Events.

Tollycraft Yachts disclosed today that it has been named as a defendant in a nuisance law suit filed by Plantiff, Dennis Pursley. Tollycraft has been named along with approximently 35 other defendants in a suit that alleges;
1) Intentional misrepresentation/fraud and deceit; 2) Conspiracy to defraud;
3) Sale of Security Not Qualified for sale; 4) Money had and received; and
5) Fraudulent Transfer. A Case Management Conference in San Diego Superior Court, California, has been set in June 1998.

Tollycraft believes that the suit has absolutely no merit and intends to defend itself vigorously. While Mr. Pursley is a shareholder and a note holder in Tollycraft, he was never contacted by any of the 35 defendants to invest in the company. Mr. Pursley's funds all came via the solicitation of his own Registered Stock Broker who was with a Licensed Brokerage firm. It is interesting to note that neither the broker nor the firm has been named as defendants in the suit.


                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOLLYCRAFT YACHT CORPORATION


By: /s/ Peter D. Hobbs
_____________________________
Peter D. Hobbs, Chairman

Dated:  June 9, 1998